Exhibit 10.1B

SECOND AMENDMENT TO REAL ESTATE SALES AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE SALES AGREEMENT (“First Amendment”) is made effective as of July 3, 2017, by and between 280 ASSOCIATES, L.L.C., an Alabama limited liability company (the “Seller”), and NATIONAL BANK OF COMMERCE, a national banking association (the “Buyer”).

RECITALS

WHEREAS, the Seller and the Buyer entered into a Real Estate Sales Agreement dated as of May 3, 2017, as amended by that certain First Amendment to Real Estate Sales Agreement dated June 26, 2017 (collectively, the “Agreement”); and

WHEREAS, the Seller and the Buyer have agreed to amend the Agreement pursuant to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows intending to be legally bound:

1.     The above Recitals are hereby incorporated herein by reference.

2.     Capitalized terms that are not expressly defined herein shall have the same meanings ascribed to such terms as in the Agreement.

3.     Initial Due Diligence Period. The definition of Initial Due Diligence Period set forth in Section 2.1 is hereby amended to mean the period commencing on the Effective Date and ending at 5:00 p.m. on Friday, July 21, 2017.

4.     Additional Approval Period. The fourth and fifth lines of Section 2.6 are amended to replace the phrase “four (4) thirty (30) day periods” with “one (1) twelve (12) day period (ending at 5:00 p.m. on August 2, 2017) and three (3) subsequent thirty (30) day periods…”

5.     Except as amended and modified herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the date first written above.

WITNESS:	SELLER:

280 ASSOCIATES, L.L.C.

	By:	/s/ Robert A. Schleusner
	Name:	Robert A. Schleusner
	Title:	Manager

BUYER:

/s/ Wade Bradford	NATIONAL BANK OF COMMERCE

	By:	/s/ John R. Bragg
	Name:	John R. Bragg
	Title:	Executive Vice President

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